SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      MAGICWORKS ENTERTAINMENT INCORPORATED
 -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                                    87-0425513
  -----------------------------------                   -----------------
        (State of Incorporation                         (I.R.S. Employer
           or Organization)                            Identification No.)

       930 WASHINGTON AVENUE, 5TH FLOOR
             MIAMI BEACH, FLORIDA                              33139
      -----------------------------------                -----------------
   (Address of Principal Executive Offices)                  (Zip Code)
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
 If this Form relates to the registration of a class of              If this Form relates to the registration of a class of
 debt securities and is effective upon filing pursuant to            debt securities and is to become effective
 General Instruction A(c)(1) please check the following              simultaneously with the effectiveness of a concurrent
 box.[ ]                                                             registration statement under the Securities Act of 1933
                                                                     pursuant to General Instruction A(c)(2) please check
                                                                     the following box.[ ]

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Securities to be registered pursuant to Section 12(b) of the Act:

          TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON WHICH
          TO BE SO REGISTERED                    EACH CLASS IS TO BE REGISTERED

                 NONE                                       NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $.001 PER SHARE
                     ---------------------------------------
                                (Title of Class)


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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              Reference is made to the discussion of the Registrant's Common Stock in the section entitled "Description of Securities" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-13127) filed with the Securities and Exchange Commission on October 1, 1996, which disclosures are incorporated by reference herein.

ITEM 2.       EXHIBITS.

                    3.1       Articles of Incorporation*

                    3.2       Bylaws*

                    4.1       Form of Common Stock Certificate

-----------------
* Incorporated herein by reference to the Exhibit of the same number included with the Registrant's Registration Statement on Form S-1 (No. 333-13127).

                                        2


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                                            SIGNATURE

         Pursuant to the requirements of Section 12 of the Exchange
Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

October 1, 1996                   MAGICWORKS ENTERTAINMENT
                                   INCORPORATED

                                   By: /S/BRAD KRASSNER
                                      ----------------------------------
                                      Brad Krassner, Co-Chairman of the
                                      Board and Chief Executive Officer


                                        3





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                                  EXHIBIT INDEX

                                                               SEQUENTIAL
    EXHIBIT                                                       PAGE
    NUMBER                         DESCRIPTION                   NUMBER
-----------------               ------------------          ----------------
      4.1                  Form of Common Stock Certificate